UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2011

PUBLIX SUPER MARKETS, INC.

(Exact name of Registrant as specified in its charter)

Florida	0-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Publix Super Markets, Inc. (the “Company”) is unable to file its Quarterly Report on Form 10-Q for the quarter ended June 25, 2011 within the prescribed time period because, in response to an open comment from the SEC Division of Corporation Finance staff, the Company is evaluating whether the fair value of the shares of common stock held by the Company’s Employee Stock Ownership Plan (ESOP) should be classified in temporary equity rather than permanent equity in its condensed consolidated balance sheet. Because of the expected length of time it will take the Company to complete its evaluation of this matter and appropriately communicate with the SEC Division of Corporation Finance staff, the Company has determined it will not be able to file its Quarterly Report on Form 10-Q for the quarter ended June 25, 2011 within the five-day extension period provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended. Consequently, the Company’s independent registered public accounting firm is unable to complete its review of the interim financial statements to be included in the Form 10-Q.

The Company believes it is important to issue to its stockholders the unaudited condensed consolidated financial statements with accompanying notes and management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 25, 2011 as attached hereto as Exhibit 99.1. In the accompanying condensed consolidated balance sheets, the Company has classified the fair value of the shares of common stock held by the Company’s ESOP currently redeemable under a 15-month put option as temporary equity; however, the ultimate accounting for temporary and permanent equity could be affected by the resolution of the SEC comment applicable to this matter. The Company will file its Quarterly Report on Form 10-Q for the quarter ended June 25, 2011 as soon as reasonably practicable after the above matter is resolved.

The foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d).	Exhibits

99.1.	Unaudited condensed consolidated financial statements with accompanying notes and management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: August 9, 2011	By:	/s/ David P. Phillips
David P. Phillips, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit 99.1.	Unaudited condensed consolidated financial statements with accompanying notes and management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 25, 2011.